UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date Of Report (Date Of Earliest Event Reported) May 14, 2009
AUTONATION, INC.
          (Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 S.E. 6th Street
Ft. Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (954) 769-6000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 14, 2009, AutoNation, Inc. (the “Company”) issued a press release regarding Chrysler’s dealer consolidation plan filed as part of its bankruptcy and announcing that the Company will be closing seven Chrysler dealerships as part of the Chrysler consolidation plan. On May 15, 2009, the Company issued a press release regarding General Motors’ dealer consolidation plan and announcing that six of the Company’s dealerships were identified for potential closing by General Motors. Copies of the press releases issued by the Company are furnished as Exhibits 99.1 and 99.2 to this report.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are furnished as part of this Report:

Exhibit Number	Description

99.1	Press Release dated May 14, 2009 issued by AutoNation, Inc.

99.2	Press Release dated May 15, 2009 issued by AutoNation, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC. (Registrant)
Date: May 15, 2009	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

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